Exhibit 10

                                  WARRANTY DEED

The Grantor, Robert Gelfand, of #29B Ebony Tower, President Park, 99 Sukhumvit 24 Road, Bangkok 10110 Thailand for and in consideration of eight thousand dollars ($8,000.00) and other good and valuable consideration, does hereby convey unto Wallace Mountain Resources Corp., a Nevada corporation with offices at 29B Ebony Tower, President Park, 99 Sukhumvit 24 Road, Bangkok 10110 Thailand, (the "Grantee"), all right, title and interest in and to the following mineral titles:

      CLAIM NAME                 TENURE NO.          PERCENTAGE BEING SOLD
      ----------                 ----------          ---------------------
    Wallace South                  509732                   100%

The Grantor, warrants that he holds title to the above and foregoing claims, free and clear of all claims and encumbrances, and agrees to defend said claims against any and all claims by third parties.

In witness whereof Robert M. Gelfand has executed this warranty deed this 5th day of April, 2005.


                                                  /s/ Robert Gelfand
                                                  --------------------------
                                                  Robert M. Gelfand